SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Massachusetts Tax-Free Fund
Effective on or about July 1, 2021, the fund will adopt the Bloomberg Barclays Massachusetts Exempt Municipal Bond Index (“Index”) as a comparative secondary benchmark. The Advisor believes that the Index reasonably represents the fund's investment objective and strategies.
The Bloomberg Barclays Massachusetts Exempt Municipal Bond Index includes issues in the state of Massachusetts, which are rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and pre-refunded bonds. Most of the index has historical data to January 1980.
Please Retain This Supplement for Future Reference
May 25, 2021
PROSTKR21-29